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                         Bert E. Brodsky Revocable Trust
                              26 Harbor Park Drive
                         Port Washington, New York 11050

                                                                    June 8, 1999

National Medical Health Card Systems, Inc.
26 Harbor Park Drive
Port Washington, New York 11050

Ladies and Gentlemen:

                  This will confirm that, in the event that National Medical Health Card Systems, Inc. (the "Company") consummates a public offering as currently contemplated and as described in a draft Amendment No. 2 to Form S-1 Registration Statement anticipated to be filed with the Securities and Exchange Commission, the undersigned will pay to the Company an amount equal to the proceeds from the sale of five hundred thousand (500,000) common shares of the Company owned by the undersigned in such offering, net of underwriting discounts, commissions, non-accountable expense allowance, a financial advisory fee and estimated gross federal and state taxes payable by the undersigned in connection with the sale of such shares on account of certain indebtedness owed by certain affiliates of the undersigned to the Company.

                                              Very truly yours,

                                              Bert E. Brodsky Revocable Trust

                                              By:  /s/ Bert E.Brodsky
                                                  --------------------
                                                   Bert E.Brodsky
                                                       Trustee